UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 14, 2007

BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South US Highway One, Suite 500, Jupiter, Florida		33477

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(561) 277-6400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”, and Item 7.01, “Regulation FD Disclosure”.
     On August 14, 2007, BabyUniverse, Inc. (the “Company”) held a conference call with the investment community to discuss the Company’s second-quarter 2007 financial results. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.
     Except for the information in Exhibit 99.1 referenced below under Item 8.01, “Other Events”, the information furnished in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
* * * * * *
     This Current Report on Form 8-K (including Exhibit 99.1 attached hereto) does not constitute an offer of any securities for sale. The proposed merger (the “Proposed Merger”) between the Company and eToys Direct, Inc. (“eToys Direct”) will be submitted to the Company’s shareholders for their consideration. In connection with the Proposed Merger, the Company has filed a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which includes therein a proxy statement/prospectus, and other materials with the SEC. THE COMPANY URGES YOU TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ETOYS DIRECT AND THE PROPOSED MERGER. Investors may obtain free copies of the Registration Statement, including the proxy statement/prospectus included therein, as well as other filed documents containing information about the Company and the Proposed Merger, at http://www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at http://www.babyuniverse.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Proposed Merger. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on April 2, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement/prospectus included in the Registration Statement and other materials filed with the SEC in connection with the Proposed Merger.
     The conference call transcript attached hereto as Exhibit 99.1 contains forward-looking statements that involve risks and uncertainties relating to future events, including the Proposed Merger, or the Company’s future financial performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, factors detailed in the Company’s SEC filings. You are advised to consult further disclosures the Company may make on related subjects in its future filings with the SEC.
     In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, nor can we guarantee future results, levels of activity, performance or achievements.
Item 7.01 Regulation FD Disclosure.
     The information set forth above under Item 2.02, “Results of Operations and Financial Condition”, is also furnished pursuant to this Item 7.01, and Exhibit 99.1 is hereby incorporated by reference into this Item 7.01.
Item 8.01 Other Events.
     The disclosures in the transcript of the Company’s conference call held on August 14, 2007 (attached hereto as Exhibit 99.1) relating to the Proposed Merger may be deemed to be solicitation material pursuant to Rule 14a-12 under the Exchange Act. Only the portions of such transcript relating to the Proposed Merger shall be deemed filed pursuant to Rule 14a-12 under the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following Exhibit is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Transcript of BabyUniverse, Inc. second-quarter 2007 financial results conference call. (See Items 2.02 and 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.
Dated: August 15, 2007	By:	/s/ Jonathan Teaford
Jonathan Teaford
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of BabyUniverse, Inc. second-quarter 2007 financial results conference call. (See Items 2.02 and 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)

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